____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  March 16, 1998





                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



   Delaware                           333-26581          Not Yet Available
-------------------------------      ------------       ------------------
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)


1585 Broadway
New York, New York                                            10036
-------------------                                           ----------
(Address of Principal                                        (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     ---------------
---------------------------------------------------------------------
(Former Name or Former Address if Changed Since Last Report)

----------------------------------------------------------------------------




Item 5.  Other Event
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.

Item 7.   Financial Statement and Exhibits
          --------------------------------


Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for March 16, 1998 Payment Date.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON RECREATIONAL VEHICLE
                                   ASSET BACKED TRUST 1997-1


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory



Dated:  March 31, 1998



                                 Exhibit Index


Exhibit                                                     Page
_______                                                     ____

Exhibit 1:  Monthly Distribution Statement to the Noteholders and
            Certificateholders for March 16, 1998 Payment Date.

			BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED SERIES 1997-1



Accounting Date:                  3/10/98
Determination Date:               3/13/98
Monthly Payment Date:             3/16/98
Collection Period Ending:         2/28/98

I.     COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
     Principal and Interest Payments Received
       (including Prepayments)                            22,998,061.24
     Net Liquidation Proceeds (including
       Rebates/Insurance Amounts)                            183,570.15
     Current Monthly Interest
       Shortfall/Excess                                     -208,421.35
     Amount of Withdrawal, if any, from
       Reserve Account                                             0.00
     Purchase Amounts for Repurchased
       Receivables                                                 0.00

   TOTAL AVAILABLE FUNDS                                  22,973,210.04

II.    SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During
       the Collection Period for Receivables               5,364,786.87
     Amount of Interest Payments Received
       During the Collection Period for
       Receivables                                         5,573,208.22
     Amount of Current Month Simple
       Interest Excess/Shortfall                            -208,421.35

III.   CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance
       (lesser of 1% of the Initial Pool
       Balance and the Outstanding                         8,523,274.21
     Principal Balance of the Notes and Certificates)
     Deposits to Reserve Account (only if Reserve
       Account is less than the Specified Reserve
       Account Balance)                                            0.00
     Withdrawals from Reserve Account (to the extent
       that there are shortfalls on payments of
       Interest or Principal)                                      0.00
     Amount in Reserve Account as of Determination
       Date (excluding amount to be paid on next
       Payment Date)                                       8,523,274.21

IV.    COLLECTIONS ON RECEIVABLES

a)   Interest and Principal Payments Received
     ----------------------------------------
        Interest Payments Received                         5,573,208.22
        Scheduled Principal Payments Received              5,016,817.42
        Principal Prepayments Received                    12,408,035.60
        Total Interest and Principal Payments
          Received                                        22,998,061.24

b)    Liquidation Proceeds
      --------------------
        Gross Recovery Proceeds of Liquidated
          Receivables (including
          Rebates/Insurance)                                 194,305.19
        minus Reasonable Expenses                             10,735.04
        Net Liquidation Proceeds                             183,570.15

c)    Purchase Amount - Loans Repurchased from Trust
      ----------------------------------------------
	Amount Allocable to Interest                               0.00
        Amount Allocable to Principal                              0.00

      TOTAL COLLECTED FUNDS                               23,181,631.39

V.     CALCULATION OF SERVICING AND TRUSTEE FEES

     Pool Balance of Receivables as of the
       First Day of Collection Period	                 751,731,883.51
       multiplied by Servicer Fee Rate                             0.50%
       divided by Months per Year                                    12
	SERVICING FEE AMOUNT                                 313,221.62

	TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)             208.33

VI.    POOL BALANCE AND PORTFOLIO PERFORMANCE

a)    Pool Balance
      ------------
	Initial Pool Balance                             852,327,421.00
        Pool Balance as of Preceding Accounting Date     751,731,883.51
        Pool Balance as of the Current Accounting Date   733,130,363.98
        Age of Pool in Months                                         7

b)    Default and Delinquency Performance (includes Repossessions and Bankruptcies)
      -----------------------------------------------------------

                                  Number of     Principal
           Current Month            Loans        Balance      Percentage
           -------------          ---------    ----------     ----------
       30-59 Days Delinquent         170       4,518,958.83      0.616%
       60-89 Days Delinquent          37         690,453.81      0.094%
       90-119 Days Delinquent         24         792,865.16      0.108%
       120+ Days Delinquent           26         758,254.12      0.103%
       Defaults for Current Period    26         588,831.75      0.080%


Schedule of Liquidated Loans   **SEE ATTACHMENT
-----------------------------------------------

       Description of Vehicle
       Account Number
       Original Principal Balance of Liquidated Loans
       Outstanding Principal Balance of the Liquidated Loan
       Gross Recovery
       Recovery Net of Expenses
       Realized Loss
       Chargeoff Date
       Repossession Date
       Liquidation Date

Current Period Defaulted Receivables  **SEE ATTACHMENT
------------------------------------------------------

       Description of Vehicle
       Account Number
       Original Principal Balance of the Defaulted Loan
       Outstanding Principal Balance of the Defaulted Loan
       Recovery Net of Expenses (prior to charge-off)
       Chargeoff Date

Schedule of Repossession Inventory  **SEE ATTACHMENT
----------------------------------------------------

       Description of Vehicle
       Account Number
       Original Principal Balance of the Defaulted Loan
       Outstanding Principal Balance of the Defaulted Loan
       Recovery Net of Expenses (prior to charge-off)
       Chargeoff Date
       Repossession Date

Current Period Realized Losses
------------------------------
Current Month Realized Losses                                231,966.47
Preceding Realized Losses                                     68,547.90
Second Preceding Realized Losses                              55,904.79


VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

       Total Pool Factor                                   860.15109440
       Note Pool Factor                                    851.22450270
       Certificate Pool Factor                            1000.00000000
       Class A-9 Interest and Principal Account              469,625.00

a)     Noteholders Monthly Interest Distributable Amount
       -------------------------------------------------
          Class A-1						   0.00
          Class A-2                                          340,872.05
          Class A-3                                          696,854.17
          Class A-4                                          474,750.00
          Class A-5                                          608,541.67
          Class A-6                                          375,666.67
          Class A-7                                          486,000.00
          Class A-8                                          202,195.00
          Class A-9                                                0.00
          Class A-10                                         106,500.00

       Noteholders Monthly Principal Distributable Amount
       --------------------------------------------------
          Class A-1                                                0.00
          Class A-2                                       18,601,519.53
          Class A-3                                                0.00
          Class A-4                                                0.00
          Class A-5                                                0.00
          Class A-6                                                0.00
          Class A-7                                                0.00
          Class A-8                                                0.00
          Class A-9                                                0.00
          Class A-10                                               0.00

b)     Certificateholders' Monthly Interest
         Distributable Amount                                297,464.33
       Certificateholders' Monthly Principal
         Distributable Amount                                      0.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note
   Int+Note Prin+Cert Int+Cert Prin)                      22,973,210.04
minus:   BKB Servicing Fee                                   313,221.62
Plus:     Trustee Fee                                            208.33

TOTAL WIRE TO CHASE                                       22,660,196.75